EXHIBIT 99.1

                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

--------------------------------------------------------------------------------

Establishment and Purpose of the Plan

The 2005 Executive Annual Incentive Plan for American River Bankshares (AMRB) is established as of January 1, 2005. The Plan is designed to promote exemplary performance and enhance shareholder value by focusing eligible employees on key AMRB metrics and providing rewards for excellent performance as measured by those metrics.

Eligibility

The following positions are eligible for this Plan:

         o        Chief Executive Officer, American River Bankshares
         o        Chief Financial Officer, American River Bankshares
         o        Chief Credit Officer, American River Bankshares
         o        Chief Information Officer, American River Bankshares
         o        Regional Bank President

Other positions may be added at the discretion of the AMRB Board of Directors (the Board). Employees in these positions who have been employed in excess of three (3) months by the end of the fiscal year are eligible. Employees with over three months but less than one year of service at the end of the fiscal year will receive a pro-ration of any earned incentive.

To be eligible for incentive payout, participants must:

         a) be employed on the last day of the fiscal year and on the date of the incentive payout, or
         b) have ceased employment from AMRB for one of the reasons cited in the section titled "Changes in Employment Status".

Performance Period

The period of the Plan is AMRB's fiscal year, January 1 to December 31.

Performance Metrics

The Compensation Committee of the AMRB Board of Directors (the Committee), or their delegated authority, will recommend the AMRB performance metrics and assign a weight to each metric. The Chief Executive Officer of AMRB will recommend the Regional Bank (Bank) performance measures and weights. The Board will approve all metrics.

The annual schedule of performance metrics and weights are found in Attachment
A. Each metric will be assessed for incentive independently, as long as the funding threshold is achieved (see "Funding Threshold").

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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The four AMRB officers' incentives will be based on the combined performance of the organization as a whole. The Regional Presidents' incentives will be based 80% on their own Bank performance and 20% on AMRB performance.

Funding Threshold

A minimum level of AMRB performance must be achieved before any incentives will be paid for AMRB metrics. The Committee will recommend, and the Board will approve, the threshold performance level(s) each year.

A minimum level of Bank performance must be achieved before any incentives will be paid to the Regional Bank Presidents for Bank performance. The Chief Executive Officer of AMRB will recommend, and the Board will approve, the threshold performance level(s) each year.

The annual metrics for minimum performance are found in Attachment B.

Incentive Opportunities

Each position has a Target Incentive established as a percent of base salary:

             ----------------------------------------------------
                                               | Target Incentive
                                               |  as a % of Base
                        Position               |      Salary
             --------------------------------- | ----------------
             CEO                               |       60%
             --------------------------------- | ----------------
             CFO                               |       35%
             --------------------------------- | ----------------
             CCO                               |       35%
             --------------------------------- | ----------------
             CIO                               |       35%
             --------------------------------- | ----------------
             Regional Bank President           |       30%
             ----------------------------------------------------

The incentive amount will be adjusted by a "multiplier", depending on the level of performance for each metric. No incentive will be paid on any metric that falls below 85% of Target. Incentives will be "capped" at 110.0% of Target.

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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The following is the established schedule for each metric:

                 ---------------------------------
                      Actual     |
                  Performance as |  Incentive Target
                   a % of Target |  Multiplied by:
                 --------------- | ---------------
                       120%      |      110.0%
                 --------------- | ---------------
                       115%      |      107.5%
                 --------------- | ---------------
                       110%      |      105.0%
                 --------------- | ---------------
                       105%      |      102.5%
                 --------------- | ---------------
                       100%      |      100.0%
                 --------------- | ---------------
                        95%      |       90.0%
                 --------------- | ---------------
                        90%      |       80.0%
                 --------------- | ---------------
                        85%      |       70.0%
                 --------------- | ---------------
                  Less than 85%  |          0%
                 ---------------------------------

If performance on a metric falls below 85%, no incentive will be paid for that metric. The performance of any metric will not affect the payout for the other metrics, except in the case of the Funding Threshold as described previously.

Note: This schedule represents a step calculation. To determine the correct multiplier, actual performance as a percent of target will be rounded to the nearest whole number. For example, actual performance of 89.5 to 94.49 will correspond to a multiplier of 80%.

Incentive Calculation

Incentives are calculated as a percentage of base salary. Base salary for purposes of this Plan excludes other types of pay including commissions, bonuses, incentives, expenses, and any other "extraordinary" pay. For participants who have been employed less than a full year, or have terminated for any reason outlined in the section titled "Change in Employment Status", incentive will be calculated on base salary actually earned during the year.

An example calculation is found in Attachment C.

Payment of Incentive

Incentives will be paid no later than 75 days following the end of the fiscal year.

To the extent required by law at the time the incentive is paid, all applicable federal, state and local taxes will be withheld. Any payroll deductions required by benefit plan document(s) will also be withheld.

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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Change in Employment Status

If a participant's employment terminates during the Plan year because of death, disability, retirement, or change of control, the participant will be entitled to a pro-rata portion of the incentive. If termination occurs for any other reason, no incentive will be payable for the Plan year.

For purposes of this Plan, a participant may be eligible for retirement status if he or she has attained age 65 and has worked for AMRB or the Bank at least 5 years.

Plan Administration

The Committee will administer the Annual Incentive Plan, and have the authority to:

         o        Interpret Plan provisions.
         o        Amend or terminate the Plan.
         o Establish the funding threshold, if any, and the performance metrics.
         o        Ensure performance metrics are met before incentives are paid.

Amendment, Modification and Termination of the Plan

The Board may amend, modify, or terminate the Plan at any time. Any changes will be communicated to the participants as soon as practical.

Plan Does Not Create Employee Rights

Nothing in this Plan shall alter or amend AMRB's or the Bank's employment at-will policy.

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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                                  Attachment A
                               Performance Metrics

The incentive for each metric will be paid independently of the other metrics, according to the performance achieved.

               2005 AMRB Performance Metrics: Targets and Weights

--------------------------------------------------------------------------------
           Metric                       Target                Weight
--------------------------------------------------------------------------------
   Return on Average Assets    |         1.58%        |       23.0%
------------------------------ | -------------------- | ------------------------
  Return on Tangible Equity    |        21.58%        |       23.0%
------------------------------ | -------------------- | ------------------------
      Earnings Per Share       |        $1.76         |       23.0%
------------------------------ | -------------------- | ------------------------
   Core Deposit Growth Rate    |        13.86%        |        8.0%
------------------------------ | -------------------- | ------------------------
       Net Loan Growth         |        15.81%        |        8.0%
------------------------------ | -------------------- | ------------------------
 Classified Loans to Equity*   |       <25.00%        |        5.0%
------------------------------ | -------------------- | ------------------------
     Leadership/Teamwork       |    Discretionary     |       10.0%
--------------------------------------------------------------------------------


        2005 American River Bank Performance Metrics: Targets and Weights

-------------------------------------------------------------------------------
           Metric                      Target                Weight
-------------------------------------------------------------------------------
          AMRB ROAA            |         1.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
          AMRB ROTE            |        21.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
           ARB ROAE            |        17.48%        |       40.0%
------------------------------ | -------------------- | ------------------------
     Core Deposit Growth       |        15.00%        |       10.0%
------------------------------ | -------------------- | ------------------------
       Core Loan Growth        |        15.00%        |       15.0%
------------------------------ | -------------------- | ------------------------
Classified Loans to Ave Loans* |        <2.25%        |        5.0%
------------------------------ | -------------------- | ------------------------
     Leadership/Teamwork       |    Discretionary     |       10.0%
-------------------------------------------------------------------------------


-----------------

* This metric will not have a multiplier. If the target is met, the individual will receive 5% of the target incentive. If the target is not met, the individual will receive no incentive for this metric.

Note: The Performance Metrics indicated in this Incentive Plan Document are merely goals set for the Executive Management Team of AMRB and are not projected results. These goals may materially differ from actual results. In addition the targets for Return on Average Assets, Return on Tangible Equity and Earnings Per Share are calculated on a pre-incentive, after tax basis.

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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                                  Attachment A
                         Performance Metrics (continued)

         2005 North Coast Bank Performance Metrics: Targets and Weights

--------------------------------------------------------------------------------
           Metric                       Target                Weight
--------------------------------------------------------------------------------
          AMRB ROAA            |         1.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
          AMRB ROTE            |        21.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
           NCB ROAE            |        20.83%        |       40.0%
------------------------------ | -------------------- | ------------------------
     Core Deposit Growth       |        19.82%        |       10.0%
------------------------------ | -------------------- | ------------------------
       Core Loan Growth        |        17.70%        |       15.0%
------------------------------ | -------------------- | ------------------------
Classified Loans to Ave Loans* |        <2.25%        |        5.0%
------------------------------ | -------------------- | ------------------------
     Leadership/Teamwork       |    Discretionary     |       10.0%
--------------------------------------------------------------------------------


          2005 Bank of Amador Performance Metrics: Targets and Weights

--------------------------------------------------------------------------------
           Metric                       Target                Weight
--------------------------------------------------------------------------------
          AMRB ROAA            |         1.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
          AMRB ROTE            |        21.58%        |       10.0%
------------------------------ | -------------------- | ------------------------
           BOA ROAE            |        11.11%        |       40.0%
------------------------------ | -------------------- | ------------------------
     Core Deposit Growth       |         5.00%        |       10.0%
------------------------------ | -------------------- | ------------------------
       Core Loan Growth        |        15.70%        |       15.0%
------------------------------ | -------------------- | ------------------------
Classified Loans to Ave Loans* |        <2.25%        |        5.0%
------------------------------ | -------------------- | ------------------------
     Leadership/Teamwork       |    Discretionary     |       10.0%
--------------------------------------------------------------------------------

* This metric will not have a multiplier. If the target is met, the individual will receive 5% of the target incentive. If the target is not met, the individual will receive no incentive for this metric.

Note: The Performance Metrics indicated in this Incentive Plan Document are merely goals set for the Executive Management Team of AMRB and are not projected results. These goals may materially differ from actual results. In addition the targets for Return on Average Assets, Return on Tangible Equity and Earnings Per Share are calculated on a pre-incentive, after tax basis.

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

--------------------------------------------------------------------------------


                                  Attachment B
                                Funding Threshold

If any of the following metrics fall below 70% of Target, NO INCENTIVE will be paid for any AMRB metric.

                     2005 AMRB Minimum Performance Standards

    --------------------------------------------------------------------------
                  Metric                               70% 0f Target
    --------------------------------------------------------------------------
          Return on Average Assets         |               1.11%
    -------------------------------------- | ---------------------------------
         Return on Tangible Equity         |              15.11%
    -------------------------------------- | ---------------------------------
             Earnings Per Share            |              $1.23
    --------------------------------------------------------------------------


If ROAE for the Bank follows below 70% of Target, NO INCENTIVE will be paid for any of that Bank's metrics.

             2005 American River Bank Minimum Performance Standards

    --------------------------------------------------------------------------
                  Metric                               70% 0f Target
    --------------------------------------------------------------------------
                   ROAE                    |              12.24%
    --------------------------------------------------------------------------


               2005 North Coast Bank Minimum Performance Standards

    --------------------------------------------------------------------------
                  Metric                               70% 0f Target
    --------------------------------------------------------------------------
                   ROAE                    |              14.58%
    --------------------------------------------------------------------------


                2005 Bank of Amador Minimum Performance Standards

    --------------------------------------------------------------------------
                  Metric                               70% 0f Target
    --------------------------------------------------------------------------
                   ROAE                    |               7.78%
    --------------------------------------------------------------------------

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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                                  Attachment C
                          Incentive Calculation Example

                                Incentive Targets

Position:            Chief Financial Officer

Base Salary:                        $140,000

Target Incentive @                       35%                 $49,000


--------------------------------------------------------------------------------
                                              Target               Target
                                             Incentive            Incentive
Metric                        Weight        as % of Base             $$
--------------------------------------------------------------------------------
ROAA                    |      23.00%     |     8.05%     |        $11,270
----------------------- | --------------- | ------------- | --------------------
ROTE                    |      23.00%     |     8.05%     |        $11,270
----------------------- | --------------- | ------------- | --------------------
EPS                     |      23.00%     |     8.05%     |        $11,270
----------------------- | --------------- | ------------- | --------------------
Core Deposits           |       8.00%     |     2.80%     |         $3,920
----------------------- | --------------- | ------------- | --------------------
Net Loan Growth         |       8.00%     |     2.80%     |         $3,920
----------------------- | --------------- | ------------- | --------------------
Classified Loans        |       5.00%     |     1.75%     |         $2,450
----------------------- | --------------- | ------------- | --------------------
Leadership/Teamwork     |      10.00%     |     3.50%     |         $4,900
--------------------------------------------------------------------------------

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                            American River Bankshares

                  2005 Executive Annual Incentive Plan Document

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

                                  Attachment C
                    Incentive Calculation Example (Continued)

                                Year-End Example

Position:            Chief Financial Officer

Base Salary:                        $140,000

Target Incentive @                       35%            $49,000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Actual
                                                                         Incentive %                    Incentive %      Actual
Metric                      Target          Actual       % of Target      at Target     Multiplier       of Base        Incentive
---------------------------------------------------------------------------------------------------------------------------------
ROAA                  |      1.58%    |      1.58%    |    100.00%    |     8.05%    |    100.00%    |     8.05%     |    $11,270
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
ROTE                  |     21.58%    |     17.00%    |     78.78%    |     8.05%    |      0.00%    |     0.00%     |         $0
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
EPS                   |     $1.76     |     $1.84     |    104.55%    |     8.05%    |    102.50%    |     8.25%     |    $11,552
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
Core Deposits         |     13.86%    |     17.00%    |    122.66%    |     2.80%    |    110.00%    |     3.08%     |     $4,214
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
Net Loan Growth       |     15.81%    |     15.00%    |     94.88%    |     2.80%    |     90.00%    |     2.52%     |     $3,528
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
Classified Loans      |     <25.0%    |     10.00%    |    100.00%    |     1.75%    |    100.00%    |     1.75%     |     $2,450
--------------------- | ------------- | ------------- | ------------- | ------------ | ------------- | ------------- | ----------
Leadership/Teamwork   |    100.00%    |    105.00%    |    105.00%    |     3.50%    |    102.50%    |     3.59%     |     $5,023
---------------------------------------------------------------------------------------------------------------------------------

                        Base Salary                                    $ 140,000
                        Total Incentive                27.17%          $  38,037
                                                                       ---------

                        Total Cash Compensation                        $ 178,037
                                                                       =========


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